                                                                    Exhibit 23.5

              Consent of Independent Certified Public Accountants

We consent to the incorporation by reference in the Registration Statement on Form S-8, pertaining to the Global Imaging Systems, Inc. 1998 Stock Option and Incentive Plan, of our report on the financial statements of ELECTRONIC SYSTEMS OF RICHMOND, INC. dated January 27, 1998.

                                       /s/ Edmondson, LedBetter & Ballard, L.L.P

Norfolk, Virginia
June 10, 1999